EXHIBIT 10.6

                                   EMPLOYMENT
                                   ----------
                           AND NONDISCLOSURE AGREEMENT
                           ---------------------------

         THIS EMPLOYMENT AND NONDISCLOSURE AGREEMENT (the "Agreement") is made and entered into as of the 25th day of January, 1999 (the "Effective Date"), by and between NBG RADIO NETWORK, INC., a Nevada corporation (the "Company"), and DAVID J. THIBEAU (the "Employee", and, together with the Company, the "Parties").

                                   BACKGROUND

         Company is a publicly traded Nevada corporation engaged in the business
of  creating  and  nationally   marketing  and  syndicating   radio  advertising
programming.

         Employee has managerial skills and expertise related to the business of Kiosk programs and Kiosk integration.

         Company has formed or is in the process of forming a fully owned subsidiary under the name CustomLink, Inc. ("Subsidiary"), which will be in the business of developing Kiosk programs and Kiosk integration.

         Company intends to assign this Agreement to Subsidiary with the intention that Employee will be employed by Subsidiary.

         Employee is the co-owner of M-Tek Technical Services, Inc. ("M-Tek"), which is currently involved in the business of Kiosk programming and Kiosk integration. Contemporaneous with this Agreement, Company has acquired the assets of M-Tek which assets have been or will be transferred to Subsidiary. The parties desire to set forth the terms and conditions for Employee's employment with Subsidiary. Company will remain liable and obligated to Employee according to the terms of this Agreement.

         I.  EMPLOYMENT

         The Company hereby employs Employee subject to the terms and conditions contained in this Agreement. Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

         II.  TERM


Page 1 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

         The employment of Employee in accordance with the terms of this Agreement shall commence on the Effective Date hereof and shall continue in effect until November 30, 2002, at which time this Agreement shall terminate unless renewed by the parties. This Agreement shall not be terminated by Company prior to November 30, 2002, except for cause. The date on which Employee's employment ceases for any reason, shall be referred to herein as the "Termination Date."

         III.  COMPENSATION

         For all services rendered by Employee under this Agreement the Company shall pay to Employee the compensation and Employee benefits described in Exhibit A attached hereto and incorporated herein by reference. Employee shall also be entitled to all other Employee benefits established by the Subsidiary and outlined in any employment manual in effect with Subsidiary, including but not limited to benefits set forth in any non-qualified profit sharing plan established by Subsidiary.

         IV.  DUTIES

         A. Job  Responsibilities.  Employee  will occupy the  position of Chief
Operating Officer of Subsidiary and shall be responsible for those duties associated with that position as set forth in Exhibit B attached hereto and incorporated herein by reference. Employee shall use his best efforts to promote the interests of the Subsidiary, shall devote his working time, attention and energies to the business of the Subsidiary, and shall not, during the term of this Agreement, be engaged in any other business activity, whether or not such business activity is pursued for gain or profit, that is in any way competitive with Company or Subsidiary, provided, however, that Employee shall not be restricted from engaging or participating in businesses or other activities totally unrelated to the business activities of the Company or Subsidiary that do not interfere with the satisfactory performance of Employee's duties and obligations to the Subsidiary as set forth in this Agreement.

         B.  Company  Policies.   Employee  shall  comply  with  all  Subsidiary
policies, rules, regulations and procedures as are applicable to the officers of the Subsidiary.

         V.  REIMBURSEMENT FOR EXPENSES

         Employee shall be entitled to reimbursement for reasonable business expenses actually incurred by him on behalf of the Subsidiary, as required in the performance of his duties hereunder. Employee shall submit supporting vouchers, receipts and records for all such business expenses to the President or Controller of the Subsidiary in order to obtain reimbursement.


Page 2 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

         VI.  RESTRICTIVE COVENANT

         A. Confidential Information. Employee acknowledges that by reason of his employment by the Subsidiary, he will have access to valuable confidential proprietary information concerning the Company and the Subsidiary, including but not limited to its business plans, products, finances, customers, personnel, trade secrets, computer programming, source codes, technical data and information and business activities (the "Confidential Information"). At any time during Employee's employment or after termination of Employee's employment with the Subsidiary, Employee shall not, without the express authorization of the President of the Company (i) disclose the Confidential Information to any third party other than employees and authorized agents of the Company or Subsidiary for purposes of performing his duties under this Agreement; or (ii) use the Confidential Information, except for purposes of performing his duties under this Agreement. All Company and Subsidiary property in the possession of Employee must be returned to the Company upon termination of employment for any reason. For purposes of this Agreement, Confidential Information does not include matters that are public knowledge.

         B. Covenant Not to Compete. Employee acknowledges that by (reason of his employment) with Subsidiary and by reason of his contacts with Company, he is of significant interest and value to competing companies. Accordingly, Employee agrees that he will not for a period of three (3) years after the Termination Date accept employment with or act as a consultant to, directly or indirectly own, manage, operate, or control or participate in ownership management or control of any company engaged in a business competing directly or indirectly with the Company or Subsidiary. The scope of this covenant is worldwide.

         C. Solicitation of Employees. Employee agrees that for a period of three (3) years immediately following the Termination Date, Employee shall not directly or indirectly solicit, induce, recruit or entice any other Company or Subsidiary employee to leave employment with Company or Subsidiary to pursue employment with Employee or any other person or entity.

         D. Injunctive Relief; Remedies. Employee acknowledges that the restrictions contained in this section are necessary to protect the legitimate interests of Company and Subsidiary and that any violation thereof would result in irreparable harm and injury to the Company and/or Subsidiary. Employee therefore agrees and acknowledges that in the event of any violation of any of these restrictions, the Company and/or Subsidiary shall be entitled to obtain from any court, preliminary and permanent injunctive relief, as well as damages and an accounting of all earnings, profits and other benefits arising from such violation, which damages may be cumulative and in addition to any other damages or remedies which they may be entitled.

         E. Scope of Agreement; Modification. The Parties have attempted to limit Employee's right to compete only to the extent necessary to protect the Company and Subsidiary from unfair competition. However, in the event the period of time or the geographical area specified in this Agreement is adjudged unreasonable by a court, the parties agree that a court or trier of fact in such

Page 3 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT event may, and is hereby required, to modify and enforce this Agreement and the covenant not to compete set forth herein to the extent it believes to be reasonable under the circumstances.

         F. Employee Acknowledgement. Employee acknowledges that Employee has certain management skills which would be applied or could be applied to earn gainful employment not in violation of the covenant not to compete set forth herein.

         VII. TERMINATION. Employee's employment with Company shall terminate on November 30, 2002. Nothing set forth herein shall limit Company's right to terminate Employee's employment for Cause as defined in Exhibit C upon thirty
(30) days advance written notice.

         VIII. NOTICE. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be personally delivered, mailed by certified mail, return receipt requested, postage prepaid, or sent by telex or facsimile transmission, addressed to the parties as follows:

         EMPLOYEE:         DAVID J. THIBEAU
                           132 Del Prado
                           Lake Oswego, Oregon  97035
                           Fax No. (503) 699-2232

         COMPANY:          NBG RADIO NETWORK, INC.
                           c/o John Holmes
                           520 S.W. Sixth Avenue, Suite 750
                           Portland, Oregon  97204
                           Fax No. (503) 802-4627

         SUBSIDIARY:       CustomLink, Inc.
                           c/o John Holmes
                           520 S.W. Sixth Avenue, Suite 750
                           Portland, Oregon  97204
                           Fax No. (503) 802-4627

Any notice or other communication shall be deemed to be given: (1) in the case of personal delivery on the date of delivery; (2) in the case of telex or facsimile transmission on the date of confirmation of delivery to the addressee; and (3) in the case of delivery by mail at the at the expiration of the third day after the date of deposit in the United States mail. The addresses to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party as provided in this Section.



Page 4 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

         IX.  ASSIGNMENT

         This Agreement may be assigned by the Company, at its discretion, to any subsidiary of the Company, and the rights and obligations of the Company under this Agreement shall automatically inure to the benefit of and shall be binding upon the assigned subsidiary of the Company. This Agreement may not be assigned by the Company to any person, firm or corporation that is not a subsidiary of the Company without first obtaining the written consent of Employee. As to Employee, this Agreement is personal and may not be assigned by Employee to any other person, firm or corporation.

         As to Company, it is understood and agreed that this Agreement shall be assigned to Subsidiary (the "Assignment"), which is a wholly owned subsidiary of Company. Employee hereby acknowledges and consents to the Assignment. Notwithstanding the Assignment, Company shall remain liable and obligated to Employee as set forth in this Agreement.

         As to Company and Subsidiary, this Agreement may not be assigned except to a wholly owned subsidiary of Company without Employee's consent which consent shall not be unreasonably withheld.

         X.  RENEWAL

         This Agreement may be renewed at the end of the Term of this Agreement, upon written agreement, signed by the parties.

         XI.  MISCELLANEOUS

         A. Entire Agreement. This Agreement and the attached and incorporated Exhibits contain the entire Agreement of the Parties hereto, and may be amended only by an agreement in writing signed by each of the Parties.

         B. Arbitration. All disputes arising under this Agreement shall be settled exclusively by arbitration before one (1) arbitrator and according to the Rules of the American Arbitration Association (the "AAA"). The arbitration will be held in Portland, Oregon.

             The arbitrator shall be selected by agreement of Employee and the Company or Subsidiary, but if they do not so agree within thirty (30) days after the date of the request for arbitration, the selection of an arbitrator shall be made pursuant to the Rules of the AAA. The award rendered by the arbitrator shall be conclusive and binding upon the Parties hereto and judgment on any such award may be entered in any court having jurisdiction over the Parties to and the subject matter of the controversy. Except as may be provided otherwise, each Party shall pay its own expenses of arbitration and the expenses of the arbitrator shall be equally shared. Nothing herein set forth shall prevent the Parties hereto from settling any dispute by mutual agreement at any time.

Page 5 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

             The Parties agree that they shall only be bound to conduct the arbitration in accordance with the Rules of the AAA and shall not be required to and shall not use the services of the AAA. The Parties, however, agree that for purposes of discovery the rules of Oregon Civil Procedure, and Multnomah County Circuit Court Local Rules shall apply.

             The fact of and the content of any arbitration proceeding shall be confidential and neither Party shall disclose the same to anyone without the consent of all Parties to the arbitration, except that a judgment on the arbitrator"s award may be filed as otherwise provided herein.

         C. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one an the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties hereto, and an executed copy of the Agreement may be delivered by one or more Parties hereto by facsimile or similar instantaneous transmission devise pursuant to which the signature of or on behalf of the such Party can be seen and such execution and delivery shall be considered valid, binding, and effective for all purposes. At the request of any Party hereto, all Parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereto.

         D. Freedom to Deal. Employee hereby represents and warrants to the Company that he is free to enter into this Agreement, and his execution of this Agreement and performance of his duties hereunder for the Company do not and shall not constitute a breach of any agreement of Employee with, or other legal obligation of Employee to, any third party.

         E. Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Oregon applicable to contracts executed and wholly-performed within such State, without regard to principles of conflicts of law. The Parties hereby consent to the jurisdiction and venue of the state and federal courts in and for Multnomah County, Oregon, in connection with any disputes concerning the enforceability of Section X.C. (Arbitration).

         F. No Waiver. The failure of a Party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such Party's rights or deprive such Party of the right thereafter to insist upon strict adherence to that term or any other term of this Employee Agreement.

         G. Severability. In the event that any one or more of the provisions of this Agreement shall become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         H. Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees of Employee and upon the successors and assigns of Company and Subsidiary.

Page 6 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

         I. Definitions. Definitions used herein shall include those as set forth in Exhibit C attached hereto and incorporated by reference.

                  IN WITNESS WHEREOF, the Parties have caused this Employment and Nondisclosure Agreement to be duly executed effective as of the date first mentioned above.

COMPANY:                                    EMPLOYEE:
NBG RADIO NETWORK, INC.                     DAVID J. THIBEAU



By:
   ------------------------------------     ------------------------------------
   John A. Holmes, President                David J. Thibeau
   Date:                                    Date:

























Page 7 - EMPLOYMENT AND NONDISCLOSURE AGREEMENT

                                    EXHIBIT A
                       EMPLOYEE COMPENSATION AND BENEFITS

1        Employee  Compensation.  Employee  shall  be  paid  a  base  salary  of
$120,000.00 per year. The base salary shall be paid to Employee on a bi-monthly basis.

         a        Profit Sharing Plan. At the end of each fiscal year,  Employee shall be eligible to participate in the Non-Qualified Profit Sharing Plan of the Subsidiary.

         2        Additional Employee Benefits.

         a        Retirement/Deferred  Compensation Benefits.  Employee shall be included as a participant in all Subsidiary qualified retirement plans.

         b        Health   Benefits.   Employee  and   Employee's   family,   if
applicable, shall be included in all Subsidiary health and medical insurance plans.

         c        Vacation/Personal  Leave.  Employee shall receive all vacation and personal leave benefits, or any other benefit provided for in the Company Employee Manual.

         d        Expense  Reimbursement.  Employee shall be entitled to expense reimbursement as set forth in Section V of this Agreement.

         e        Mileage  Reimbursement.  Employee will be paid mileage for use of her automobile with mileage reimbursement based upon Internal Revenue Service Guidelines applicable at the time of reimbursement.

         f        Other  Employee  Benefits.  Employee  shall be entitled to all other employee benefits as adopted and put into effect by Subsidiary.

         g        Non-Qualified  Profit Sharing Plan. Employee shall be entitled to the benefits of the Non-Qualified Profit Sharing Plan (the "Profit Sharing Plan"), a copy of which is attached hereto as Exhibit A. If Company shall cause to be implemented by Subsidiary as soon as practicable subsequent to the date of this Agreement.

         h        Level of Benefits.  With respect to Employee benefits a, b and
c above, the level of benefits as provided by Subsidiary shall be the same as provided by Company on behalf of its employees.

Initial:

       Company
-------
       David J. Thibeau
-------

                                    EXHIBIT B

                                 JOB DESCRIPTION

         Direct  and  operate  of   Subsidiary,   including  the  management  of
Subsidiary's financial condition, production, marketing, promotion, sales.

         Essential duties and responsibilities include the following:

                  Oversee and direct accounting and purchasing activities for Subsidiary.

                  Direct the procedures and systems necessary to maintain proper records and to afford adequate controls over production and services of Subsidiary.

                  Direct the activities of Subsidiary.

                  Appraise the Company's President and/or Board of Directors of Subsidiary's productivity and issue periodic financial and operating reports.

                  Direct and coordinate the establishment of budget programs.

                  Perform other related duties may be assigned by Subsidiary.


Initial:

       Company
-------
       David J. Thibeau
-------

                                    EXHIBIT C

                             ADDITIONAL DEFINITIONS


         "Cause" as used herein means fraud, embezzlement, a crime (whether misdemeanor or felony), any act of malfeasance which relates to Employee's employment by Company or which would reasonably be expected to bear adversely upon Company's or Subsidiary's reputation or failure by Employee to materially perform Employee's duties as set forth herein.






Initial:

       Company
-------
       David J. Thibeau
-------